SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement

         Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
X        Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        COMMUNITY FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                  (set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         COMMUNITY FINANCIAL CORPORATION







                                  June 30, 1999





Dear Fellow Stockholders:

         On behalf of the Board of Directors and management of Community Financial Corporation, I cordially invite you to attend the 1999 Annual Meeting of Stockholders. The meeting will be held at 6:30 p.m. local time, on July 28, 1999, at Community Financial's executive offices located at 38 North Central Avenue, Staunton, Virginia.

         The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I urge you to read the enclosed proxy statement and then complete, sign and date the proxy card and return it in the postage-paid envelope provided. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                      Sincerely,




                                      Thomas W. Winfree
                                      PRESIDENT AND CHIEF
                                      EXECUTIVE OFFICER

                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 28, 1999


         Notice is hereby given that the Annual Meeting of Stockholders of Community Financial Corporation will be held at Community Financial's executive offices located at 38 North Central Avenue, Staunton, Virginia on July 28, 1999 at 6:30 p.m. local time.

         A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

         The meeting is for the purpose of considering and acting upon the:

         1.   Election of three directors of Community Financial;

         2. Ratification of the appointment of BDO Seidman as independent accountants for Community Financial for the year ending March 31, 2000; and

such other matters as may properly come before the meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on any of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on May 28, 1999 are the stockholders entitled to vote at the meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person.

                                           By Order of the Board of Directors



                                           Jane C. Hickok, Corporate Secretary
Staunton, Virginia
June 30, 1999


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE COMMUNITY FINANCIAL THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 28, 1999


         Community Financial Corporation's Board of Directors is using this proxy statement to solicit proxies from the holders of Community Financial common stock for use at Community Financial's annual meeting of stockholders. We are first mailing the Notice of Annual Meeting and this proxy statement on or about June 30, 1999.

         Certain of the information provided herein relates to Community Bank, a wholly owned subsidiary of Community Financial.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

         TIME AND PLACE OF THE ANNUAL MEETING. Our annual meeting will be held as follows

                       DATE:   July 28, 1999
                       TIME:   6:30 p.m., local time
                       PLACE:  38 North Central Avenue
                               Staunton, Virginia

         MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. At the meeting, stockholders of Community Financial are being asked to consider and vote upon the following:

         .    the election of three directors of Community Financial;

         . the ratification of the appointment of BDO Seidman as Community Financial's independent accountants for the fiscal year ending March 31, 2000; and

any other matters that may properly come before the Community Financial annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

VOTING RIGHTS OF STOCKHOLDERS; VOTES REQUIRED FOR APPROVAL

         VOTING RIGHTS OF STOCKHOLDERS. We have fixed the close of business on May 28, 1999 as the record date for stockholders entitled to notice of and to vote at the Community Financial annual meeting. Only holders of record of Community Financial common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Community Financial common stock you own. On May 28, 1999, 2,572,146 shares of Community Financial common stock were outstanding and entitled to vote at the annual meeting.

         VOTES REQUIRED FOR APPROVAL. Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees will have no effect on the vote on the election of directors.

         Ratification of the appointment of BDO Seidman as our independent auditors for the year ending March 31, 2000 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. In cases where a shareholder abstains from voting on the proposal to ratify the appointment of BDO Seidman as our independent auditors, those shares will not be included in the vote total and, therefore, will have no effect on the outcome of the vote.

         Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will not be included in the vote totals with respect to those particular matters and, therefore, will have no effect on the outcome of the vote. However, under The Nasdaq Stock Market rules, if your broker holds you shares in its name, your broker is permitted to vote your shares on both matters to be considered at the annual meeting even if it does not receive voting instructions from you.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

         VOTING OF PROXIES. Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

         Voting instructions are included on your proxy card. Shares of common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to Community Financial with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of management's director nominees and "FOR" ratification of the appointment of BDO Seidman as our independent auditors for the year ending March 31, 2000. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

         REVOCABILITY OF PROXIES. You may revoke your proxy before it is voted by:

              .   submitting a new proxy with a later date,

              . notifying your company's secretary in writing before the annual meeting that you have revoked your proxy, or

              .   voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of Community Financial common stock on May 28, 1999, the record date for voting at the Community Financial annual meeting.

         PROXY SOLICITATION COSTS. We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On May 28, 1999, the voting record date for the annual meeting, our directors, director nominees and executive officers as a group (14 persons) beneficially owned 538,048 sharers, or 19.80% of Community Financial common stock. This amount includes shares held directly, as well as 146,000 shares which are subject to presently exercisable options and options exercisable within 60 days of the voting record date, held in retirement accounts, held by certain of the group members' families, corporations for which a group member is an officer or director, or held by trusts of which a group member is a trustee or a substantial beneficiary with respect to which shares the group member may be deemed to have sole or shared voting and/or investment power. As of the voting record date, management was not aware of any persons or entities who beneficially owned more than five percent of Community Financial's outstanding common stock.


                       PROPOSAL I - ELECTION OF DIRECTORS

         Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as Community Financial directors.

         The table below sets forth information regarding our Board of Directors, including their age, position on the board, term of office and beneficial share ownership of Community Financial common stock. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if the Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. THE BOARD RECOMMENDS YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

                                                                                         Shares of
                                                                                        Common Stock
                                                                                        Beneficially     Percent
                                                                   Director   Term to     Owned at         of
            Name               Age          Positions Held         Since(1)   Expire   May 28, 1999(2)    Class
----------------------------------------------------------------------------------------------------------------

                                                DIRECTOR NOMINEES
Charles F. Andersen, MD        57    Director                        1990      2002         45,740        1.77%

Charles W. Fairchilds          51    Director                        1996      2002        9,110(3)        .35%

Thomas W. Winfree              54    President, Chief Executive      1995      2002       78,666(4)       3.01%
                                     Officer and Director

                                         DIRECTORS CONTINUING IN OFFICE

James R. Cooke, Jr., DDS       61    Chairman of the Board           1984      2000       94,200(5)       3.65%

Kenneth L. Elmore              63    Director                        1988      2000         52,700        2.04%

Jane C. Hickok                 62    Vice Chairman of the Board      1983      2001       91,441(6)       3.54%
                                     and Secretary

Dale C. Smith                  60    Director                        1980      2001       43,500(7)       1.69%

----------------------------

(1)  Includes service as a director of Community Bank.

(2) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Included in the shares beneficially owned by the named individuals are options, either currently exercisable or exercisable within 60 days of the voting record date, to purchase shares of Community Financial common stock as follows: Mr. Anderson - 8,000 shares; Mr. Fairchilds - 8,000 shares; Mr. Winfree -39,000 shares; Mr. Cooke - 8,000 shares; Mr. Elmore -8,000 shares; Mrs. Hickok - 8,000 shares and Mr. Smith - 7,000 shares.

(3)  Includes 200 shares in which Mr. Fairchilds has reported shared ownership.

(4)  Includes 500 shares in which Mr. Winfree has reported shared ownership.

(5)  Includes 60,500 shares in which Mr. Cooke has reported shared ownership.

(6)  Includes 56,628 shares in which Mrs. Hickok has reported shared ownership.

(7)  Includes 12,252 shares in which Mr. Smith has reported shared ownership.

         The business experience during the last five years of each of the directors is as follows:

         CHARLES F. ANDERSEN, M.D. Dr. Andersen is an orthopedic surgeon in private practice in Waynesboro, Virginia.

         CHARLES W. FAIRCHILDS. Mr. Fairchilds has been the President of Allied Ready Mix Co., a concrete company located in Waynesboro, Virginia since 1987.

         THOMAS W. WINFREE. Mr. Winfree is President and Chief Executive Officer of Community Financial and Community Bank, positions he has held since October 1995. From 1984 to 1995, he was President and Chief Executive Officer of Jefferson Savings and Loan Association in Warrenton, Virginia.

         JAMES R. COOKE, JR., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

         KENNETH L. ELMORE. Mr. Elmore has been partner of Elmore, Hupp & Co., a certified public accounting firm, since 1991. Mr. Elmore has been a certified public accountant for over 30 years.

         JANE C. HICKOK. Mrs. Hickok was elected Vice Chairman of the Board in October 1994 and Secretary of Community Financial in October 1998. She had previously retired as President and Chief Executive Officer of Community Bank in October 1994 after serving since 1984. Mrs. Hickok had also retired as President and Chief Executive Officer of Community Financial in January 1995, but continues to serve as a director of Community Financial and Community Bank. Mrs. Hickok was elected as a director of Community Bank in 1983 and as a director of Community Financial in 1990 when it became the holding company of Community Bank.

         DALE C. SMITH. Mr. Smith is the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES; DIRECTOR COMPENSATION

         MEETINGS OF COMMUNITY FINANCIAL. The Community Financial Board met 14 times during fiscal 1999. All of the directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

         The principal standing committees of the Community Financial board are the Executive and Long-Range Planning Committee and the Stock Option Committee. The entire Community Financial board, of which five of the seven directors are non-employee directors, serves as the Audit and Nominating Committees. Community Financial has not paid any compensation to its officers since its formation and does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Community Bank and its subsidiaries. Accordingly, all compensation matters are addressed by the Community Bank board as discussed below.

         The Executive and Long-Range Planning Committee is responsible for formulating future plans and discussing objectives and corporate goals of Community Financial. Directors Andersen, Cooke, Elmore, Fairchilds and Hickok currently serve on this committee. This committee did not meet during fiscal 1999.

         The Stock Option Committee is responsible for administering Community Financial's stock based incentive plan. Directors Cooke, Elmore and Smith serve on this committee which met once during fiscal 1999.

         MEETINGS OF COMMUNITY BANK. The Community Bank board met 12 times during fiscal 1999. All of the directors attended at least 75% of the board meetings and meetings of the committees on which they served during the period they were directors.

         The principal standing committees of the Community Bank board are the Compensation and Benefits Committee, Executive and Long-Range Planning Committee and Loan Committee. The entire Community Bank board serves as the Audit and Nominating Committees.

         The Compensation and Benefits Committee is responsible for determining compensation and benefits for all officers of Community Bank. Directors Winfree, Cooke, Hickok, Fairchilds and Smith currently serve on this committee. The Compensation and Benefits Committee met three times during fiscal 1999.

         The Long-Range Planning Committee was formed in 1986 for the purpose of formulating future plans for physical plant needs, branching possibilities, funding and liquidity levels and discussions of objectives and corporate goals. Directors Andersen, Cooke, Elmore, Hickok and Winfree currently serve on this committee. This committee did not meet during fiscal 1999.

         Community Bank's Loan Committee, composed of the Chairman of the Board of Directors, the President, the Loan Department Manager of Community Bank and the Chief Financial Officer, meets as needed to approve mortgage loans in excess of $250,000 and consumer loan applications in excess of $75,000. This committee met six times during fiscal 1999.

         DIRECTOR COMPENSATION. The members of the boards of directors of Community Financial and Community Bank are identical. Directors are not paid for service on the Board of Directors of Community Financial. We may, if we believe it is necessary to attract qualified directors or it is otherwise beneficial to Community Financial, adopt a policy of paying directors' for service on the Community Financial board.

         Community Bank employees receive no extra pay for service as directors. Non-employee directors of Community Bank, other than the Chairman of the Board, receive a base fee of $750 per month and $100 per committee meeting attended. The Chairman of the Board receives a base fee of $1,500 per month. The Chairman of the Board is not paid extra for attending committee meetings.

EXECUTIVE COMPENSATION

         The following tables show the compensation paid to the Chief Executive Officer of Community Financial and Community Bank.

SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                           Annual Compensation(1)                               Compensation
----------------------------------------------------------------------------    ------------
                                                                                 Securities
                                                                                 Underlying         All Other
                                       Fiscal     Salary          Bonus           Options          Compensation
     Name and Principal Position        Year        ($)             ($)              (#)                ($)
------------------------------------   ------     ---------       ------         ----------        ------------

THOMAS W. WINFREE                       1999      $130,000        $7,800           6,000              $4,214(2)
  PRESIDENT, CHIEF EXECUTIVE OFFICER
    AND DIRECTOR OF THE COMMUNITY       1998       115,500        12,000           8,000               3,368
    FINANCIAL AND COMMUNITY BANK
                                        1997       105,000        19,500          12,000               2,217

-----------------------------
(1) The executive did not receive any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of his salary and bonus, or $50,000.

(2) Represents payments on behalf of the executive, as follows: $4,022 to Community Financial's 401(k) Plan and $192 in premiums for a term life insurance policy.

OPTION GRANTS IN LAST FISCAL YEAR

                                               Individual Grants
--------------------------------------------------------------------------------------------------
                                   Number of
                                   Securities         % of Total         Exercise
                                   Underlying       Options Granted      or Base
                                    Options           to Employees        Price        Expiration
            Name                 Granted (#)(1)     in Fiscal Year        ($/Sh)          Date
-----------------------------    --------------     ---------------      --------      ----------
Thomas W. Winfree                      6,000              7.55%            $10.75        03/23/09

-----------------------------

(1) The exercise price of the option is the market price of Community Financial common stock on the date of grant. The option granted becomes exercisable, subject to the continuous employment of the executive, as follows: 3,000 options on January 1, 2000 and 3,000 options on January 1, 2001. The option becomes exercisable immediately upon the executive's death or upon a change in control of Community Financial. We did not grant any stock appreciation rights last year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                                         Value of Unexercised
                                                       Number of Unexercised             In-the-money Options
                                                       Options At Fy-end (#)               At Fy-end ($)(1)
                           Shares        Value     -----------------------------    ----------------------------
                        Acquired On    Realized
         Name           Exercise (#)      ($)      Exercisable     Unexercisable    Exercisable    Unexercisable
--------------------    ------------   --------    -----------     -------------    -----------    -------------
Thomas W. Winfree            ---          $---        39,000           10,000         $36,750           $---

-------------------

(1) The difference between the option exercise price and the market value of Community Financial common stock at year end. The actual gain, if any, the executive realizes will depend on the market price of Community Financial common stock at the time of exercise. "In-the-money" means the market price of the Community Financial common stock is greater than the exercise price of the option on the date specified. At March 31, 1999, 23,000 of the 49,000 options reported were "in-the-money." We have not granted any stock appreciation rights to date.


EMPLOYMENT AGREEMENT

         Community Bank entered into an employment agreement with President Winfree effective April 1, 1997 for a minimum annual base salary of $115,500 and an initial term of three years. The agreement provides for one year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree's performance by the Board of Directors of Community Bank. Mr. Winfree's salary may be increased, but not decreased, at the sole and absolute discretion of Community Bank's Board of Directors. The agreement further provides for termination upon Mr. Winfree's death, for cause or in certain events specified by Office of Thrift Supervision regulations.

         Under the terms of the employment agreement, if Mr. Winfree's employment with Community Bank is terminated for any reason following a "change in control" (as defined in the agreement), other than for cause, then Community Bank will pay to Mr. Winfree, in addition to all other payments and benefits to which he is entitled under any other contract, an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment. Accordingly, if Mr. Winfree was terminated as of March 31, 1999, he would have been entitled to receive approximately $413,400 pursuant to this provision.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         In January 1998, we established a supplemental executive retirement plan. The supplemental executive retirement plan is a non-qualified salary continuation program designed to provide plan participants additional retirement income for a 20 year period commencing upon normal retirement. In the event of death, the additional retirement income shall be payable to the participants beneficiary. Participation in the supplemental executive retirement plan is determined at the discretion of our compensation committee; however, only those officers of Community Bank who have the rank of vice-president or above are eligible to participate in the plan. Mr. Winfree is currently the only participant. Retirement benefits payable under the supplemental executive retirement plan are subject to offset against projected retirement benefits payable to the participant under the Community Bank 401(k) retirement plan. However, the minimum annual benefit payable to Mr. Winfree under the supplemental executive retirement plan is $12,000 per year. As of March 31,

1999, the annual benefit that would be paid under the plan to Mr. Winfree upon reaching age 65 would be approximately $12,204. Under this arrangement, Community Bank is the beneficiary of a life insurance policy on Mr. Winfree's life and, based on actuarial assumptions, the life insurance proceeds receivable by Community Bank will defray the costs associated with the program. The insurance premium paid by Community Bank for the policy totaled $29,112 in fiscal 1999, with an additional four premium payments remaining to be paid to fully fund the policy.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the annual meeting, you will be asked to vote on the ratification of the appointment of BDO Seidman as Community Financial's independent accountants for the fiscal year ending March 31, 2000. We have renewed our arrangement for BDO Seidman to be our independent accountants, subject to ratification by our stockholders.

         Representatives of BDO Seidman are expected to attend the meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN AS COMMUNITY FINANCIAL'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

                              CERTAIN TRANSACTIONS

         Community Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collection or present other unfavorable features. All loans made by Community Bank to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Community Bank. All loans to directors and executive officers were performing in accordance with their terms at March 31, 1999.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of Community Financial's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of Community Financial. Our officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent stockholders were complied with, except for John D. Meade III, an officer of Community Financial, who inadvertently failed to file a Form 4 to report the purchase of 500 shares and 1,000 shares of common stock on October 8, 1998 and November 7, 1998, respectively. On May 13, 1999, Mr. Meade filed a Form 5 disclosing the transactions.

               STOCKHOLDER PROPOSALS FOR THE 2000 PROXY STATEMENT

         In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 38 North Central Avenue, Staunton, Virginia 24401, on or before March 2, 2000. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any stockholder proposal must be received at our main office not less than 20 days prior to the meeting; provided, however, if less than 30 days notice of the date of next year's annual meeting is given to stockholders, the stockholder proposal must be received on or before the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed.

         All stockholder proposals for inclusion in Community Financial's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any stockholder proposal, regardless of whether included in our proxy materials, Community Financial's certificate of incorporation and bylaws and Virginia law.

                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                         COMMUNITY FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 28, 1999

         The undersigned hereby appoints the members of the Board of Directors of Community Financial Corporation, and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Community Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on Wednesday, July 28, 1999, at 6:30 p.m. local time, and at any and all adjournments thereof, as follows:

  I. The election as directors of all nominees listed below for three-year terms to expire in the year 2002 (except as marked to the contrary).

                                     VOTE                    FOR ALL
                 FOR              WITHHELD                   EXCEPT
                 ---              --------                   ------
                [   ]               [   ]                    [   ]

         INSTRUCTIONS: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X". TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX "WITHHOLD" WITH AND "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX "FOR ALL EXCEPT" WITH AN "X" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW FOR WHOM YOU WISH YOUR VOTE WITHHELD.

            CHARLES F. ANDERSEN, MD                 CHARLES W. FAIRCHILDS

            THOMAS W. WINFREE


II. Ratification of the appointment of BDO Seidman as Community Financial's auditors for the year ending March 31, 2000.


              FOR                    AGAINST                 ABSTAIN
              [ ]                      [ ]                     [ ]

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                IMPORTANT! PLEASE SIGN AND DATE ON REVERSE SIDE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Community Financial at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Community Financial at or before the annual meeting; or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Community Financial, prior to the execution of this proxy, of the Notice of the Annual Meeting, a Proxy Statement dated June 30, 1999 and an Annual Report to Stockholders.





Dated:  _________________________, 1999









                           ---------------------------------------
                                  SIGNATURE OF STOCKHOLDER

                           -------------------------------------
                                  SIGNATURE OF STOCKHOLDER



PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.






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         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
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